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                                  Exhibit 10.6

                     FIRST AMENDMENT TO PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is made as of the 30/th/ day of July, 1999 among Alliance Resources PLC, a public limited company organized under the laws of England and Wales (the "Company"), and EnCap Equity 1996 Limited Partnership, a Texas limited partnership ("EnCap LP"), and Energy Capital Investment Company PLC, an English investment company ("ECIC") (with EnCap LP and ECIC sometimes being herein collectively called "Buyer").

                              W I T N E S S E T H:

     WHEREAS, the Company, EnCap LP and ECIC entered into that certain Purchase Agreement dated as of October 27, 1998 (the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Buyer purchased the Securities; and

     WHEREAS, the Company, EnCap LP and ECIC desire to amend the Original Agreement to reflect certain changes in the ownership of the capital stock of certain Subsidiaries of the Company, with the result being that Difco is the owner of all of the outstanding capital stock of Alliance Resources (Delaware), Inc., a newly formed Delaware corporation, which in turn is the owner of all of the outstanding capital stock of Alliance Group and LRI;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References
                                  --------------------------

     (S) 1.1.  Terms Defined in the Original Agreement.  Unless the context
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otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2.  Other Defined Terms.  Unless the context otherwise requires, the
               -------------------
following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this First Amendment to Purchase Agreement.
           ---------

          "Amendment Documents" means this Amendment, the Consent and Agreement
           -------------------
     of Subsidiary Guarantors attached hereto, the Subsidiary Guaranty of even date herewith by Alliance Resources (Delaware), Inc. in favor of EnCap LP and ECIC and the other documents to be delivered pursuant to Section 3.1(c).

          "Purchase Agreement" means the Original Agreement as amended hereby.
           ------------------

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                ARTICLE II. -- Amendments to Original Agreement
                               --------------------------------

     (S) 2.1.  Defined Terms.  The definitions of "Change of Control", "Key
               -------------
Employment Agreements", "Senior Credit Facility" and "Subsidiary Guarantors" set forth in Section 1.1 of the Original Agreement are hereby amended in their entirety to read as follows:

          "Change of Control" means the occurrence of any of the following events: (a) any Person or two or more Persons, other than Buyer or any affiliate of Buyer, acting as a group shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act, and including holding proxies to vote for the election of directors other than proxies held by the Company's management or their designees to be voted in favor of persons nominated by the Company's Board of Directors) of 33% or more of the outstanding voting securities of the Company, measured by voting power (including both ordinary shares and any preferred stock or other equity securities entitling the holders thereof to vote with the holders of common stock in elections for directors of the Company), exclusive of the issuance of ordinary shares contemplated under this Agreement, (b) the Company shall fail beneficially to own 100% of the outstanding shares of voting capital stock of Manx or Difco on a fully-diluted basis, (c) Difco shall fail beneficially to own 100% of the outstanding shares of voting capital stock of Alliance Delaware on a fully-diluted basis, (d) Alliance Delaware shall fail beneficially to own 100 % of the outstanding shares of voting capital stock of Alliance Group and LRI on a fully-diluted basis, (e) LRI shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of LPC, GOCA, New GOC or Enpro, on a fully-diluted basis, (f) Alliance Group shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of Source, ARNO, ARCOL or Alliance USA,
     (g) one-third or more of the directors of the Company shall consist of persons not nominated by the Company's Board of Directors (not including as Board nominees any directors which the Board is obligated to nominate pursuant to shareholders agreements, voting trust arrangements or similar arrangements) or (h) within three years of the Closing Date, the employment by the Company of John Keenan or Paul Fenemore terminates for any reason.

          "Key Employment Agreements" means (i) that certain Executive Service Agreement dated October 5, 1996 between the Company and John A. Keenan, as amended by Supplemental Agreement dated October 15, 1996 and Second Supplemental Agreement dated December 1, 1998, and (ii) that certain Service Agreement dated September 20, 1996 between the Company and Paul Raymond Fenemore, as amended by Supplemental Agreement dated September 20, 1996 and Second Supplemental Agreement dated December 1, 1998.

          "Senior Credit Facility" means that certain Third Amended and Restated Credit Agreement dated October 27, 1998 by and among the Company, Alliance USA, GOCA, LPC, New GOC and Source and Bank of America National Trust and Savings Association, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated July 30, 1999.

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          "Subsidiary Guarantors" means Difco, Alliance Delaware, Alliance
     Group, Alliance USA, Source, LRI, LPC, GOCA, New GOC and Enpro.

     Section 1.1 of the Original Agreement is hereby amended by adding a new definition of "Alliance Delaware" immediately following the definition of "affiliate", to read as follows:

          "Alliance Delaware" means Alliance Resources (Delaware), Inc., a Delaware corporation.

     (S) 2.2   Consent to Changes in Stock Ownership.  Buyer hereby consents to
               -------------------------------------
the changes in stock ownership among the Company and certain of its Subsidiaries, whereby Difco became the owner of all of the outstanding capital stock of Alliance Resources (Delaware), Inc., a newly formed Delaware corporation, which in turn became the owner of all of the outstanding capital stock of Alliance Group and LRI, and waives any Default or Event of Default under Sections 10.9, 11.3, 11.5 or 11.6 of the Purchase Agreement caused thereby.

     (S) 2.3   Consent to Amendment of Senior Credit Facility.  Buyer hereby
               ----------------------------------------------
consents to an amendment to the Senior Credit Facility of even date herewith, substantially in the form of the final draft furnished to Buyer.

     (S) 2.4   Waiver re: Untimely Delivery of Financial Information.  The
               -----------------------------------------------------
Company previously failed to timely deliver certain financial information in respect of the Fiscal Quarters ended October 31, 1998 and January 31, 1999, as required in Section 10.2 (b) of the Purchase Agreement. Buyer hereby confirms that such information, for such periods, was subsequently delivered to Buyer, and Buyer hereby waives such failure to timely deliver such information and any Default related thereto.

     (S) 2.5   Buyer Acknowledgment and Agreement re: East Irish Sea Asset Write
               -----------------------------------------------------------------
Down.  As a result of an SEC ceiling test calculation, the Company is required
----
to write down the cost of the East Irish Sea Assets to approximately $2.5 million for U.S. financial reporting purposes, with such write down being recognized in the Fiscal Year ended April 30, 1999 (the "Required Write Down"). Buyer hereby acknowledges and agrees that the Required Write Down does not, in and of itself, constitute a Material Adverse Effect.

                  ARTICLE III. -- Conditions of Effectiveness
                                  ---------------------------

     (S) 3.1.  Effective Date.  This Amendment shall become effective as of the
               --------------
date first above written when and only when the Company will deliver the following documents to Buyer:

          (a) This Amendment, duly executed by the Company and each Subsidiary Guarantor.

          (b) The Subsidiary Guarantee of Alliance Delaware, duly executed by Alliance Delaware.

          (c) Certified copy of a written consent or resolutions of the Board of Directors of the Company and the Subsidiary Guarantors authorizing the execution, delivery and

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     performance by the Company and the Subsidiary Guarantors of this Amendment and the Amendment Documents, as necessary.

          (d) An Omnibus Certificate, substantially in the form of the omnibus certificates delivered by the Company and Subsidiary Guarantors at Closing, with respect to Alliance Delaware, with attached accurate and complete copies of Alliance Delaware's Organic Documents, the consent or resolutions described in clause (c) above, and indicating the incumbency and specimen signatures of officers executing the Amendment and Ancillary Documents on behalf of Alliance Delaware.

          (e) Certificate of existence and good standing with respect to Alliance Delaware, dated within a number of days prior to the date hereof reasonably acceptable to Buyer.

          (f) Such other certificates, instruments, and documents as may be reasonably requested by Buyer prior to the date hereof to carry out the intent and purposes of this Amendment.

                 ARTICLE IV. -- Representations and Warranties
                                ------------------------------

     (S) 4.1.  Representations and Warranties of the Company.  To confirm
               ---------------------------------------------
Buyer's understanding concerning the Company's and its Subsidiaries' businesses, properties and obligations, and to induce Buyer to enter into this Amendment, the Company represents and warrants to Buyer that:

          (a) (i) All the representations and warranties of the Company and its Subsidiaries contained in the Purchase Agreement and Ancillary Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except as affected by transactions permitted thereby, and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such specified date (for the sole purpose of determining whether or not any of such representations and warranties are true and correct as aforesaid on and as of the date hereof, no effect shall be given to any materiality qualification contained in such representation or warranty), (ii) the Company and its Subsidiaries have performed and complied with in all material respects all covenants and agreements contained in the Purchase Agreement and Ancillary Documents, and (iii) no Default or Event of Default has occurred.

          (b) The Company and each Subsidiary Guarantor has full power and authority to execute and deliver the Amendment Documents and to perform their obligations thereunder, to the extent a party thereto, and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by the Company and each Subsidiary Guarantor of the Amendment Documents, to the extent a party thereto, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary actions of the Company and each Subsidiary Guarantor. The Amendment Documents have been duly executed and

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     delivered by the Company and each Subsidiary Guarantor, to the extent a party thereto, and constitute, a valid and legally binding obligation of the Company and each Subsidiary Guarantor, enforceable against the Company and each Subsidiary Guarantor in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

          (c) The execution, delivery and performance of the Amendment Documents by the Company and each Subsidiary Guarantor, to the extent a party thereto, and the consummation by them of the transactions contemplated hereby and thereby do not and will not (a) violate or conflict with the Organic Documents of the Company or any Subsidiary, (b) conflict with or result in any violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, or require any consent, approval, authorization or waiver of, or notice to, any party to, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound or any Permit held by the Company or any Subsidiary, (iii) result in the creation or imposition of any Lien upon the properties of the Company or any Subsidiary (other than as provided in the Senior Credit Facility) or (iv) violate any Applicable Law binding upon the Company or any Subsidiary.

          (d) No consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Entity, or any other Person or entity, is required to be made or obtained by the Company or any Subsidiary in connection with the execution, delivery and performance of the Amendment Documents and the consummation of the transactions contemplated hereby and thereby.

                          ARTICLE V. -- Miscellaneous
                                        -------------

     (S) 5.1.  Ratification of Agreements.  The Original Agreement as hereby
               --------------------------
amended is hereby ratified and confirmed in all respects. The Purchase Agreement and Ancillary Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Purchase Agreement in any Ancillary Document shall be deemed to refer to this Amendment also, and any reference in the Purchase Agreement or any Ancillary Document to any other document or instrument amended, renewed, extended or otherwise affected by any Amendment Document shall also refer to such Amendment Document. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Buyer under the Purchase Agreement or any Ancillary Document nor constitute a waiver of any provision of the Purchase Agreement or any Ancillary Document.

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     (S) 5.2.  Survival of Agreements.  All representations, warranties,
               ----------------------
covenants and agreements of the Company herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary Guarantor hereunder or under the Purchase Agreement to Buyer shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Purchase Agreement.

     (S) 5.3.  Ancillary Documents.  This Amendment and the other Amendment
               -------------------
Documents are each an Ancillary Document, and all provisions in the Purchase Agreement pertaining to Ancillary Documents apply hereto and thereto.

     (S) 5.4.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
AND ENFORCED IN ACCORDANCE WITH THE LAWS OF ENGLAND AND WALES, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     (S) 5.5.  Entire Agreement. This Agreement, together with the Schedules and
               ----------------
other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     (S) 5.6.  Counterparts.  This Amendment may be separately executed in
               ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                         ENCAP EQUITY 1996 LIMITED PARTNERSHIP

                         By:  ENCAP INVESTMENTS L.C., General Partner

                         By:  -----------------------------------------------
                              Gary R. Peterson, Managing Director


                         ENERGY CAPITAL INVESTMENT COMPANY PLC

                         By:  -----------------------------------------------
                              Gary R. Peterson, Director


                         ALLIANCE RESOURCES PLC

                         By:  -----------------------------------------------
                              Francis M. Munchinski, Authorized Signatory

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                             CONSENT AND AGREEMENT

     The undersigned hereby (i) consents to the execution and delivery of (a) that certain First Amendment to Purchase Agreement (the "Amendment") by and among Alliance Resources PLC, a public limited company organized under the laws of England and Wales (the "Company"), and EnCap Equity 1996 Limited Partnership, a Texas limited partnership ("EnCap LP"), and Energy Capital Investment Company PLC, an English investment company ("ECIC") (with EnCap LP and ECIC sometimes being herein collectively called "Buyer"), amending the Purchase Agreement (as defined in the Amendment), and (b) the other documents and instruments executed in connection therewith, including without limitation the execution and delivery of the other Amendment Documents, and to the provisions and transactions contemplated therein, and (ii) ratifies and confirms that its Subsidiary Guarantee and any other security or other documents, agreements or instruments (collectively, the "Security Documents") delivered by it to Buyer in connection with the Purchase Agreement or any transaction contemplated therein and agree that all of its respective obligations and covenants thereunder (to the extent it is a party thereto) shall remain unimpaired by the execution and delivery of the Amendment and the other documents and instruments executed in connection therewith and that the Security Documents to which it is a party shall remain in full force and effect.

     IN WITNESS WHEREOF, this Consent and Agreement is executed by the undersigned as of July 30, 1999.

                              DIFCO LIMITED

                              By:---------------------------------------------
                                    Francis M. Munchinski
                                    Authorized Signatory

                              ALLIANCE RESOURCES GROUP, INC.
                              ALLIANCE RESOURCES (USA), INC.
                              SOURCE PETROLEUM, INC.
                              LATEX RESOURCES, INC.
                              LATEX PETROLEUM CORPORATION
                              LATEX/GOC ACQUISITION, INC.
                              GERMANY OIL COMPANY
                              ENPRO, INC.
                              ALLIANCE RESOURCES (DELAWARE), INC.

                              By:---------------------------------------------
                                    Francis M. Munchinski, Vice President

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